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EXHIBIT 25

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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER
                    THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

             Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)

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                       U.S. BANK NATIONAL ASSOCIATION
             (Exact name of Trustee as specified in its charter)

                                 31-0841368
                     I.R.S. Employer Identification No.

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                800 Nicollet Mall
                 Minneapolis, MN                              55101
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    (Address of principal executive offices)                (Zip Code)
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                           GEORGE H. DAVISON, JR.
                       U.S. Bank National Association
                             One Federal Street
                              Boston, MA 02110
                               (617) 603-6559

          (Name, address and telephone number of agent for service)


                           MAIL-WELL I CORPORATION


                   (Issuer with respect to the Securities)


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                 DELAWARE                               84-1250533
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    (State or other jurisdiction of                  (I.R.S. Employer
     incorporation or organization)                 Identification No.)
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    8310 S. VALLEY HIGHWAY, SUITE 400                      80112
             ENGLEWOOD, CO
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 (Address of Principal Executive Offices)                (Zip Code)
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                  7 7/8% SENIOR SUBORDINATED NOTES DUE 2013
                     (TITLE OF THE INDENTURE SECURITIES)


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                                  FORM T-1
                                  --------

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                   Comptroller of the Currency
                   Washington, D.C.

         b)   Whether it is authorized to exercise corporate trust powers.
              Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

ITEMS 3-15        Items 3-15 are not applicable because to the best of
                  the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.   A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.   A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of DECEMBER 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, Attached as Exhibit 7.


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         8.   A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act: Not applicable.

       * Incorporated by reference to Registration Number 333-67188 dated November 16, 2001.




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                                    NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                  SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on the 8th DAY OF APRIL 2004.

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By: ______________________
                                           GEORGE H. DAVISON, JR.
                                           OFFICER

By:  __________________________
     VIRGINIA JONES
     OFFICER




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                                  EXHIBIT 6
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                                   CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

DATED: APRIL 8, 2004

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By: ______________________
                                           George Davison
                                           Officer

By: ___________________________
    Virginia Jones
    Officer



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                                  EXHIBIT 7
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                       U.S. BANK NATIONAL ASSOCIATION
                      STATEMENT OF FINANCIAL CONDITION
                              AS OF 12/31/2003

                                  ($000'S)

                                                                12/31/2003
                                                              ------------
ASSETS
     Cash and Due From Depository Institutions                  $8,631,361
     Federal Reserve Stock                                               0
     Securities                                                 42,963,396
     Federal Funds                                               2,551,376
     Loans & Lease Financing Receivables                       113,297,142
     Fixed Assets                                                1,840,487
     Intangible Assets                                           9,545,158
     Other Assets                                                7,838,793
                                                              ------------
         TOTAL ASSETS                                         $186,667,713

LIABILITIES
     Deposits                                                 $128,249,183
     Fed Funds                                                   8,683,536
     Treasury Demand Notes                                               0
     Trading Liabilities                                           213,447
     Other Borrowed Money                                       21,664,023
     Acceptances                                                   123,996
     Subordinated Notes and Debentures                           5,953,524
     Other Liabilities                                           5,173,011
                                                              ------------
         TOTAL LIABILITIES                                    $170,060,720

EQUITY
     Minority Interest in Subsidiaries                          $1,002,595
     Common and Preferred Stock                                     18,200
     Surplus                                                    11,677,397
     Undivided Profits                                           6,344,019
                                                              ------------
         TOTAL EQUITY CAPITAL                                  $19,042,211

TOTAL LIABILITIES AND EQUITY CAPITAL                          $189,102,931



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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION


BY:________________________
   OFFICER



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